UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 2, 2026 (October 1, 2026)
Date of Report (date of earliest event reported)

Rimini Street, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37397	36-4880301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1700 S. Pavilion Center Drive, Suite 330
Las Vegas, NV 89135
(Address of principal executive offices) (Zip Code)

(702) 839-9671
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	RMNI	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective October 1, 2026, the Compensation Committee of the Board of Directors of Rimini Street, Inc. (the “Company”) approved awards of stock options (“Options”), restricted stock units (“RSUs”) and performance units (“PSUs”) to Mr. Steven Hershkowitz, the Company’s Executive Vice President and Chief Revenue Officer, as outlined further below. The awards were designed to restore the number of shares of Company common stock (“Shares”) underlying unvested equity incentive awards issued under the Company’s 2013 Equity Incentive Plan (the “2013 Plan”) that were forfeited by Mr. Hershkowitz upon his previously reported resignation from the Company on September 8, 2026, with current exercise prices and vesting terms. As reported in the Company’s Current Report on Form 8-K dated September 14, 2026 and effective as of the same date, Mr. Hershkowitz was reinstated as the Company’s Executive Vice President and Chief Revenue Officer, resuming the same job titles, duties and responsibilities as were in effect immediately prior to his September 8, 2026 resignation.

Stock Option Awards

In each case effective October 1, 2026 (the “Date of Grant”) and with vesting terms subject to Mr. Hershkowitz continuing to be a Service Provider (as defined in the 2013 Plan) through the applicable vesting date, Mr. Hershkowitz was awarded Options to purchase Shares pursuant to the 2013 Plan, as follows:

1. 66,667 Options, which shall vest in full in accordance with the following vesting schedule: 50% of the Shares subject to the Option shall vest on the first anniversary of the Date of Grant and 50% of the Shares subject to the Option shall vest on December 17, 2027;

2. 18,301 Options, which shall vest in full in accordance with the following vesting schedule: 50% of the Shares subject to the Option shall vest on the first anniversary of the Date of Grant and 50% of the Shares subject to the Option shall vest on March 4, 2028;

3. 25,116 Options, which shall vest in full in accordance with the following vesting schedule: one-third of the Shares subject to the Option shall vest on the first anniversary of the Date of Grant, one-third of the shares subject to the Option shall vest on March 2, 2028 and one-third of the Shares subject to the Option shall vest on March 2, 2029; and

4. 100,000 Options, which shall vest in full in accordance with the following vesting schedule: one-third of the Shares subject to the Option shall vest on the first anniversary of the Date of Grant, one-third of the shares subject to the Option shall vest on March 2, 2028 and one-third of the Shares subject to the Option shall vest on March 2, 2029.

The Option awards described above are subject to the terms and conditions of the 2013 Plan and the form of stock option award agreement adopted thereunder. Consistent with the terms of the 2013 Plan, (i) the Options are exercisable at a per share price of $4.29, or the “Fair Market Value” (as defined in the 2013 Plan) of the Company’s common stock, based upon the closing price per Share on the Date of Grant, as quoted on the Nasdaq Global Market, and (ii) each such Option shall have a term of 10 years from the Date of Grant, after which any Shares not exercised shall be returned to the 2013 Plan.

Restricted Stock Unit Awards

In each case effective as of the Date of Grant and with vesting terms subject to Mr. Hershkowitz continuing to be a Service Provider through the applicable vesting date, Mr. Hershkowitz was awarded RSUs pursuant to the 2013 Plan, as follows:

1. 100,002 RSUs, 100% of which shall vest in full on October 1, 2027;

2. 66,667 RSUs, which shall vest in full in accordance with the following vesting schedule: 50% of the RSUs shall vest on the first anniversary of the Date of Grant and 50% of the RSUs shall vest on December 17, 2027;

3. 22,989 RSUs, which shall vest in full in accordance with the following vesting schedule: 50% of the RSUs shall vest on the first anniversary of the Date of Grant and 50% of the RSUs shall vest on March 4, 2028;

4. 11,264 RSUs, which shall vest in full in accordance with the following vesting schedule: 50% of the RSUs shall vest on the first anniversary of the Date of Grant and 50% of the RSUs shall vest on March 4, 2028; and

5. 32,258 RSUs, which shall vest in full in accordance with the following vesting schedule: one-third of the RSUs shall vest on the first anniversary of the Date of Grant, one-third of the RSUs shall vest on March 2, 2028 and one-third of the RSUs shall vest on March 2, 2029.

The RSU awards described above are subject to the terms and conditions of the 2013 Plan and the form of restricted stock unit award agreement adopted thereunder. Each RSU is settleable into a Share of common stock upon vesting.

Performance Unit Award

Effective as of the Date of Grant, Mr. Hershkowitz was awarded 32,258 PSUs (the “Target PSUs”) with performance conditions materially consistent with the Company’s previously-approved (effective as of March 2, 2026) incentive compensation plan design for fiscal year 2026 (the “2026 LTI Plan”) surrounding awards of PSUs with performance-based vesting conditions tied to (i) a target adjusted EBITDA goal1 for the fiscal year beginning on January 1, 2026 and ending on December 31, 2026 (the “Performance Period”) and (ii) a total target revenue goal for the Performance Period.

The method for calculating the number of Target PSUs eligible for vesting at the end of the Performance Period (the “Earned PSUs”) in accordance with the terms of the 2026 LTI Plan is as described in the Company’s Current Report on Form 8-K dated March 3, 2026 (the “2026 LTI Plan Form 8-K”), a copy of which is incorporated herein by reference insofar as may be applicable to Mr. Hershkowitz’s October 1, 2026 PSU award. Once earned, the Earned PSUs will remain subject to a service-based vesting requirement, as follows: one-third of the number of Earned PSUs shall vest on October 1, 2027, one-third of the number of Earned PSUs shall vest on March 2, 2028 and one-third of the number of Earned PSUs shall vest on March 2, 2029, subject to Mr. Hershkowitz continuing to be a Service Provider through each such vesting date.

The PSU awards described above are subject to the terms and conditions of the 2013 Plan and the form of performance unit award agreement adopted thereunder. Each Earned PSU is settleable into a Share of common stock upon vesting. Please refer to the 2026 LTI Plan Form 8-K for additional information regarding the 2026 LTI Plan, including the provisions under the form of performance unit award agreement providing for accelerated vesting if the awardee is terminated without “cause” or resigns for “good reason” within 24 months following a “change of control” of the Company.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits.

Exhibit No.	Exhibit Title

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

1 EBITDA is the Company’s (i) net income for the Performance Period adjusted to exclude (ii) interest expense, (iii) income tax expense and (iv) depreciation and amortization expense (in each case of (i) through (iv), determined in accordance with generally accepted accounting principles and as to be reported in the Company’s Annual Report on Form 10-K for its fiscal year ending December 31, 2026). Adjusted EBITDA is the Company’s “Adjusted EBITDA” for the Performance Period, as such term is defined in the Company’s fiscal year 2025 earnings press release, a copy of which was furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K dated February 19, 2026.

SIGNATURES

`    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RIMINI STREET, INC.

Dated: October 2, 2026	By:	/s/ Seth A. Ravin
Name: Seth A. Ravin
Title: President and Chief Executive Officer

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